Exhibit 99.1

Helmerich & Payne, Inc. Goldman Sachs Global Energy Conference January 9-10, 2018

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet Most capable land drilling fleet Market share leader in the U.S. Robust term contract backlog Operational strategy focused on continued innovation, safety, performance excellence, reliability and customer satisfaction About Helmerich & Payne (H&P)

H&P’s Strong Balance Sheet (As of September 30, 2017) 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings.

Current Dividend Yields Source: Nasdaq IR Insight (FactSet). Yields calculated as of market close on January 2, 2018. 0% 1% 2% 3% 4% 5% HP NBR PTEN PDS UNT Dividend Yield (%)

H&P’s Global Rig Fleet *The U.S. Land Super-Spec portion of the 2018E global rig fleet is as of 1/9/2018. The Company plans to upgrade additional rigs to super-spec status throughout 2018. 396

U.S. Land Market Share Leader As of December 2017 (~990 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Values for PTEN include active rigs acquired from Seventy Seven Energy (SVNT). 0% 6% 12% 18% 24% HP PTEN NBR PDS UNT Estimated Market Share

The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 1/9/18. Given notifications as of 1/9/18, the Company expects to generate approximately $4 million in the first fiscal quarter of 2018 and approximately $10 million over the next 12 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees. H&P Global Fleet Under Term Contract * 0 10 20 30 40 50 60 70 80 90 100 FY18 FY19 FY20 FY21 Number of Rigs Already Under Long - Term Contracts (Estimated Annual Average) Term Contract Status - H&P Global Fleet* (As of 1/9/18) U.S. Land International Land Offshore

U.S. Land Drilling Market Conditions Recent oil price improvements could provide opportunities for increased drilling demand and dayrate improvement. Additional demand for super-spec rigs as the replacement cycle persists and well complexity increases. Ongoing trend toward more complex wells also results in need to enhance control of wellbore quality and placement. Average spot pricing still in the high-teens, while leading-edge spot pricing in the low $20k/day range.

Source: The above estimates corresponding to AC Drive market share are derived from Rig Data. AC Drive Gains Share with Relatively Flat Rig Count (Historical Example: January 2013 – January 2014)

Source: The above estimates corresponding to “Super-Spec* Market Share” are derived from multiple sources including Rig Data. “Super-Spec*” Rigs Rapidly Gaining Market Share * The combined rig specifications of AC drive with 1,500 hp drawworks, 750,000# hookload ratings, 7,500 psi mud circulating systems and multiple-well pad drilling systems fit the description of what some industry followers refer to as “super-spec” rigs (or “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. 29% 32% 35% 38% 41% 0 250 500 750 1,000 Super - Spec* as a % of Active US Land Rigs Number of Active U.S. Land Rigs (BHI North American Rotary Rig Count) U.S. Land Rig Count Super-Spec* Market Share

U.S. Activity by Well and Rig Type

~990 Active U.S. Land Rigs (December 2017)



Vertical Wells Being Drilled 8%
Vertical All Rigs
Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 25%
Horiz & Dir SCR & Mech Rigs
Horiz & Dir AC Drive Rigs
Horizontal or Directional Wells Being Drilled with AC Drive Rigs 67%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Active AC Drive U.S. Rig Market Share

(~670 Rigs as of December 2017)


Other Land Drillers 27%
HP 30%
PDS 8%
NBR 15%
PTEN 20%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT).

H&P Uniquely Positioned – Family of SolutionsTM Positioned to take market share in a strong or moderate market recovery Uniquely leveraged to provide E&P companies the rig of choice Design of FlexRig fleet allows for broad range of rig upgrades

CapEx Upgrade Opportunities 7,500 psi mud circulating systems Investing in multi-well pad drilling capability FlexRig3 skid systems FlexRig3 walking systems Third mud pump 25,000+ ft setback capability Increased mud volume capability Other customer specific upgrades

H&P U.S. Land Fleet – Family of Solutions™

350 Available H&P U.S. Land Rigs

1,500 hp AC Drive FlexRigs*, including 270 Upgraded or Upgradeable to Rig Specifications in High Demand**


3,000 hp SCR Rigs (2)
1,150 hp AC Drive FlexRigs (22)
1,500 hp AC Drive FlexRigs* (326)
Other (~56)
Potential Upgrade Candidates (~101)
Upgraded (~169)

* 70% are optimal for multiple-well pad drilling applications.

** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (270) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as "super-spec" rigs ("Upgraded"). Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc., may also be included to meet customer requirements.

AC Fleet Size Creates Opportunity Greater scale than any competitor; ability to upgrade and deploy a total of 270 FlexRigs to rig specifications in highest demand without investing in new builds. 101 upgradeable FlexRigs remaining (31 already contracted); attractive leverage to our bottom line. Higher specification rigs provided in a capital-efficient way without the need to over invest (compared to building new rigs). Integrated Model, with proven ability to deliver the best rigs and the best returns in sector creates opportunity.

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of third quarter annnouncements of calendar 2017) Idle Active

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload 2014 Peak activity (all U.S. land rigs) 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of third quarter annnouncements of calendar 2017) Idle Active

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. December 2017 activity (all U.S. land rigs) with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload 2014 Peak activity (all U.S. land rigs) 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of third quarter annnouncements of calendar 2017) Idle Active

Source: The above estimates corresponding to “Super-Spec” rig count are derived from multiple sources including Rig Data. Industry’s “Super-Spec*” and Upgradable Utilization * AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as “Super-Spec Upgradable”) can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (herein referred to as “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. 0 100 200 300 400 500 600 Super-Spec* Super-Spec Upgradable* Total Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload Idle Active December 2016 31% Utilization 56% Utilization 87% Utilization Super-Spec* Super-Spec Upgradable* Total Idle Active December 2017 49% Utilization 78% Utilization 96% Utilization

H&P U.S. Land Fleet – Family of Solutions™



204 Contracted H&P U.S. Land Rigs
1,500 hp AC Drive FlexRigs*, including 197 Upgraded or Upgradeable to Rig Specifications in High Demand**
3,000 hp SCR Rigs (0)
1,150 hp AC Drive FlexRigs (0)
1,500 hp AC Drive FlexRigs* (204)
Other (~7)
Potential Upgrade Candidates (~31)
Upgraded (~166)

* 90% are optimal for multiple-well pad drilling applications.

** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (197) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as "super-spec" rigs ("Upgraded"). Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc., may also be included to meet customer requirements.

U.S. Land Market Share Gains Since 2014 Peak Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs recently acquired from Seventy Seven Energy (SVNT). -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% HP PDS PTEN* NBR U.S. Land Market Share Gains from October 2014 to December 2017

H&P’s Experience and Expertise People, systems and the operational support structures in place to drive high performance and reliability 2,000+ rig years of AC drive operational experience Expertise within an integrated business model (designing, building and upgrading fleet) provides the best value solution for customers

Benefits of an Integrated Model CONTINUOUS IMPROVEMENT DESIGN (and redesign) FABRICATE (and upgrade) OPERATE (and improve)

FlexRig Family of SolutionsTM - Pad Design FlexRig3 skid system is designed to meet the requirements for standard pad drilling. Typically customers drill 2-4 wells per pad. FlexRig5 skid system is a bi-directional design, with the typical pad having 2-4 wells, and in some cases range from 6-8 wells. The “walking” option for the FlexRig3 will enable us to capture additional market share and will enhance our Family of SolutionsTM offering. As a result of customer demand, we continue to upgrade standard FlexRig3s with skid and walking systems.

The H&P Family of SolutionsTM provides options that clearly match pad drilling trends. Source: Coras Research, LLC. % of Horizontal Wells Drilled (Permian ONLY) H&P’s Family of SolutionsTM Matches Pad Drilling Trends

U.S. Land Market Share Gains Since 2016 Trough (As Every Contractor’s Best Rigs Competed for Work) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs acquired from Seventy Seven Energy (SVNT). 0.0% 1.0% 2.0% 3.0% 4.0% HP PDS PTEN* NBR U.S. Land Market Share Gains from May 2016 to December 2017

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2) 118 73 28 29 26 22 10 19 33 59 95 93 97 101 179 158 128 117 104 84 72 67 73 87 87 98 103 103 297 233 161 153 134 111 87 91 109 147 183 191 200 204 0 30 60 90 120 150 180 210 240 270 300 330 Avg. Q1FY15 Avg. Q2FY15 Avg. Q3FY15 Avg. Q4FY15 Avg. Q1FY16 Avg. Q2FY16 Avg. Q3FY16 Avg. Q4FY16 Avg. Q1FY17 Avg. Q2FY17 Avg. Q3FY17 Avg. Q4FY17 11/16/17 Est. for 1/9/18 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term Other Rigs on Term

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. Increasingly complex well designs, including longer laterals and more challenging drilling requirements. Customers continue to focus on safety, efficiency, technology, and reliable drilling performance. AC drive rigs are best suited and continue to be upgraded for more demanding drilling requirements. Replacement cycle is expected to continue.

Leading U.S. Unconventional Driller (204 H&P Contracted Land Rigs as of 1/9/18) Permian Basin , 99 Oklahoma Woodford , 32 Eagle Ford Shale , 31 Haynesville/Cotton Valley , 11 Piceance Basin , 7 Bakken Shale , 6 Utica Shale , 5 Niobrara Shale , 4 Marcellus Shale , 4 Other Gas (Dry and Liquids Rich) , 3 Mississippian , 1 Woodbine , 1

Unconventional Drilling in the Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. (As of December 2017) H&P’s Active Rigs in the Permian Basin Total Active Rigs in the Permian Basin 0 20 40 60 80 100 0 100 200 300 400 500 H&P Horizontal / Directional Vertical

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of December 2017) 0% 10% 20% 30% 40% 50% 60% 70% 80% Percentage of Active U.S. Land Rigs Drilling Horizontal and Directional Well Paths AC Drive Rigs SCR Rigs Mechanical Rigs

The Replacement Cycle: Customer Adoption

U.S. Land Market (as of December 2017)

Top 10 E&P Operators
(~220 Active Rigs by Power Type)


Legacy Rigs 15%
AC Drive Rigs 85%

Next ~125 E&P Operators
(~585 Active Rigs by Power Type)


Legacy Rigs 29%
AC Drive Rigs 71%

Remaining E&P Operators
(~185 Active Rigs by Power Type)


AC Drive Rigs 36%
Legacy Rigs 64%

Top 10 E&P Operators	Next ~125 E&P Operators	Remaining E&P Operators
They represent the 10 most active E&P operators and employ ~22% of the industry's active drilling rigs.	They represent the next ~125 most active operators and employ ~59% of the industry's active drilling rigs.	They represent all other remaining active operators and employ ~19% of the industry's active drilling rigs.
~99% of their rigs are drilling horizontal or directional wells.	~96% of their rigs are drilling horizontal or directional wells.	~70% of their rigs are drilling horizontal or directional wells.
~15% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~26% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~35% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

The Replacement Cycle Continues

As of December 2017
(~990 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 15%
SCR Rigs 18%
AC Drive Rigs 67%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)



AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

U.S. Land Horizontal and Directional Activity (~905 Rigs as of December 2017) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. AC Drive Rigs 73% Legacy Rigs 27%

Performance Is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Uniform Fleet Size & Scale Operational Support Network Processes/Data Maintenance Supply Chain

Center of Excellence – Tulsa, OK Support Structure Data Analysis Best Practices 24/7 Technical and Performance Solutions:

H&P Adding to the Family of SolutionsTM Recent MOTIVE and MagVAR acquisitions create a powerful software platform and compelling value opportunity for E&P companies Offers flexibility to select best technology regardless of drilling contractor Brings new level of accuracy to directional drilling MOTIVE-guided wells significantly outperform non-MOTVIE wells MagVAR services reduce surveying uncertainty by 50-60%, increases horizontal well economics while reducing risk

MOTIVE Drilling Technologies, Inc. MOTIVE’s proprietary Bit Guidance System is a unique directional drilling technology. Industry leader in the use of cognitive computing to guide the directional drilling process Algorithm-driven system More than 300 horizontal wells to date and over 4 million feet drilled across all of the major U.S. shale plays and Canada MOTIVE has the ability to provide decision automation. More accurate well placement Smoother, better quality wellbores More efficient drilling (faster and with better accuracy) Consistently lower drilling costs Potential for increased hydrocarbon production MOTIVE will remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used.

MOTIVE Case Study Industry Problem: Higher than expected drilling and lifting costs due to the inability to consistently follow a prescribed well path and to hit and stay within the targets identified collectively by the operator’s geologists, geophysicists, and reservoir engineers. H&P Solution: MOTIVE™ Bit Guidance System. Goes beyond traditional directional drilling by providing task automation, forward modeling, real-time learning, and automated decision-making to guide the steering of the bit while considering the economic consequences of all decisions. Case Study Evidence (Eagle Ford): two sets of four wells drilled (one guided by MOTIVE and one without it), with nearly identical lithologies, well path geometries, drill bits, BHAs, and other associated rig equipment, and at approximately the same time. Results: 30% lower effective directional drilling cost with nearly twice the accuracy and zero non-productive time (NPT). Conclusion: The MOTIVE-guided wells significantly outperformed the non-MOTIVE wells in each of the sections drilled.

MagVAR MagVAR is a leading provider of MWD geomagnetic referencing and survey quality management Real-time center serving over 180 active horizontal rigs drilling in North America Utilized for over 40 E&P companies 3,000+ wells analyzed and corrected

Well Placement is Critical MagVAR services reduce standard surveying uncertainty by 50-60%, increasing horizontal well economics while reducing risk. Precise well placement enables maximum reservoir drainage More accurate positional data leads to better geological models Less positional uncertainty reduces risk of well on well collision Maintaining accurate well spacing reduces occurrences of frac hits during completions

Customer Satisfaction Matters Value creation for the customer is not only driven by having the right rig. It is also driven by service; the ability of an organization to deliver top performance with that rig. Better service drives value, customer satisfaction, market share and pricing. H&P has been rated 1st in total customer satisfaction for nine years in a row.* When combined with capital discipline, customer satisfaction also drives shareholder value. * Please refer to EnergyPoint Research.

H&P’s Long Term Strategy Innovation Technology Safety, operational excellence and reliability Customer satisfaction Financial strength

Additional References

Tax Cuts and Job Act The lower federal income tax rate of 21% (down from 35%) is expected to favorably impact our future after-tax cash flows and profits Our deferred income tax liability (currently at around $1.3 billion) will be adjusted to reflect the new rate; we expect this liability to reduce in relative proportion to the reduction in tax rate The reduction in the corresponding liability is expected to flow through our income statement .

Slightly under 230 rigs are optimal for multiple-well pad drilling (97% of which are equipped with skidding systems and the remainder (or six rigs) with walking systems). The remaining SCR rigs in the U.S. Land segment have a 3,000 hp drawworks rating. Estimated H&P Activity as of January 9, 2018 Rigs Working/ Contracted 204 204 0 5 17 226 Rigs Available 350 348 2 8 38 396 % Contracted 58% 59% 0% 63% 45% 57% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total Fleet (2) (1)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average - as of 1/9/18) H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY18 FY18 FY18 FY19 FY19 FY19 FY19 U.S. Land 94.7 80.4 65.5 55.7 28.6 24.5 20.9 International Land 10.8 10.0 10.0 10.0 10.0 10.0 10.0 Offshore 2.0 1.9 0.3 0.0 0.0 0.0 0.0 Total 107.5 92.3 75.8 65.7 38.6 34.5 30.9 * The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 1/9/18. Given notifications as of 1/9/18, the Company expects to generate approximately $4 million in the first fiscal quarter of 2018 and approximately $10 million over the next 12 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees.

U.S. Land Average Rig Expense per Day * Excludes extraordinary items mentioned in a particular quarter’s press release (e.g. lawsuit settlement charges). ** Estimated average rig expense per day for operating rigs only excludes estimated expenses associated with transitory and idle rig costs (e.g. rig idling expenses, ongoing idle rig costs like property taxes and insurance, the start-up expenses related to the reactivation of idle rigs, and the estimated effect of idle rigs on standby).

Contracted Idle Total Long-term Contracts Argentina 16 3 19 10 Bahrain 1 2 3 Colombia 8 8 Ecuador 6 6 U.A.E. 2 2 Total 17 21 38 10 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 10 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. Four of the 16 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. (2) Rig Fleet Status (as of January 9, 2018) (1) (3)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data. The category “Large Operators” includes majors and large independent E&P operators.

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2)

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. 0 40 80 120 160 200 240 280 320 360 HP NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S.* AC Drive Rigs (existing as of third quarter announcements of calendar 2017)

H&P’s Lead in U.S. Land AC Drive Rigs with 1,500hp Drawworks Rating * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. 0 40 80 120 160 200 240 280 320 360 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating * AC Drive Rigs with 1,500 hp Drawworks Rating (existing as of third quarter announcements of calendar 2017)

H&P Very Well Positioned to Gain Share Note: The above estimates are derived from multiple sources including Rig Data and corporate filings. * Includes ~70 FlexRigs that have been or can be upgraded to what some industry followers refer to as “super-spec” rigs. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of idle 1,500 hp AC Drive Land rigs not including those owned by HP, NBR, PTEN, and PDS. Idle 1,500 hp AC Drive Land Rigs (as of December 2017) 0 20 40 60 80 100 120 140 HP* NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating

Drilling Activity in the U.S. 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Land Rigs (BHI North American Rotary Rig Count) BHI U.S. Land Rig Count

Ten-Year Relative Shareholder Return Source: Nasdaq IR Insight (FactSet) as of January 2, 2018. 0% 100% 200% 300% 400% HP NBR PTEN UNT PDS

Land Drilling Market Valuations Source: Nasdaq IR Insight (FactSet) as of January 2, 2018. $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 HP PTEN NBR UNT PDS Market Capitalization (Millions)

Oil vs. Natural Gas Directed Rig Count 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Rigs (BHI North American Rotary Rig Count) Total Active Rigs Rigs Drilling for Oil Rigs Drilling for Gas

Oil and Natural Gas Prices Source: Energy Information Administration and Nasdaq IR Insight (FactSet). Oil Prices Natural Gas Prices $0 $20 $40 $60 $80 $100 $120 $140 $160 $0 $2 $4 $6 $8 $10 $12 $14 $16 U.S. Dollars per Million British Thermal Units U.S. Dollars per Barrel Daily Prices Henry Hub Spot West Texas Intermediate Spot